UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
December 2, 2019
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Slack Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38926 (Commission File Number)	26-4400325 (I.R.S. Employer Identification Number)
500 Howard Street
San Francisco, California 94105
(Address of principal executive offices and zip code)

(415) 630-7943
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WORK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On December 4, 2019, Slack Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended October 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
On December 2, 2019, Chamath Palihapitiya notified the Company’s board of directors (the “Board”) of his intention to resign from his position as a Class II director, effective as of December 4, 2019. Mr. Palihapitiya’s decision to resign is not because of a disagreement on any matter relating to the Company's operations, policies, or practices. Mr. Palihapitiya did not serve on any committees of the Board at the time of his resignation.
(d)
On December 3, 2019, the Board appointed Michael M. McNamara to the Board as a Class II director, effective as of December 4, 2019. Mr. McNamara was appointed to fill the vacancy on the Board created by Mr. Palihapitiya’s resignation. The Board expects to appoint Mr. McNamara to serve as a member of one or more committees of the Board at a later date.
As a non-employee director, Mr. McNamara will be compensated for his services in the manner described in the Company’s current Non-Employee Director Compensation Policy. The Company has also entered into its standard form of Indemnification Agreement with Mr. McNamara in connection with his appointment to the Board.

There are no arrangements or understandings between Mr. McNamara, on the one hand, and any other persons, on the other hand, pursuant to which Mr. McNamara was selected as a director. Mr. McNamara has no family relationship with any director or executive officer of the Company. Furthermore, there are no transactions between Mr. McNamara and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On December 4, 2019, the Company issued a press release announcing the resignation of Mr. Palihapitiya and the appointment of Mr. McNamara to the Board. A copy of this press release is furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1*	Form of Indemnification Agreement between the Company and its directors and executive officers.
10.2**	Non-Employee Director Compensation Policy.
99.1	Press release, dated December 4, 2019, announcing financial results for the fiscal quarter ended October 31, 2019.
99.2	Press release, dated December 4, 2019, announcing changes to the board of directors of Slack Technologies, Inc.
* Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-231041), filed with the Securities and Exchange Commission on April 26, 2019.
** Incorporated by reference to Exhibit 10.8 filed with the Company’s Registration Statement on Form S-1 (File No. 333-231041), filed with the Securities and Exchange Commission on April 26, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2019	Slack Technologies, Inc.

	By:	/s/ Allen Shim
	Name:	Allen Shim
	Title:	Chief Financial Officer